UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  May 6, 2005
                                                  -----------


                           BISHOP CAPITAL CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Wyoming                   0-21867                     84-0901126
 ---------------------------       -----------               -------------------
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)


                    222 N. Broadway, Riverton, Wyoming 82501
                    ----------------------------------------
          (Address of principal executive offices, including zip code)


                                 (307) 856-3800
                                 --------------
               (Registrant's telephone number, including area code)


           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8

Item 8.01-Other Events.

In October 2004 the Company entered into a conditional contract for the sale of a tract of land in Creekside Center. The sale was contingent upon, among other things; the buyers receiving an approved development plan from the City of Colorado Springs. In order to obtain this approval the tract had to be re-platted as a lot. In January 2005 the Company extended the Contingency Date on the contract at the request of the potential buyer. In May 2004, the potential buyer notified the Company that it was terminating the contract, principally because it was unable to obtain approval of its development plan and that the plan was not feasible.









                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  May 12, 2005                BISHOP CAPITAL CORPORATION



                                   By   /s/ Robert E. Thrailkill
                                        --------------------------------
                                           Robert E. Thrailkill
                                           President and Chief Executive Officer